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                                                                    EXHIBIT 32.1

                               CAMBREX CORPORATION
    CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     In connection with the Annual Report of Cambrex Corporation (the "Company") on Form 10-K for the period ending December 31, 2008, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Steven
M. Klosk, President and Chief Executive Officer of the Company, certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. Section
1350), that:

     1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 ; and

     2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

                                        /s/ Steven M. Klosk
                                        ----------------------------------------
                                        Steven M. Klosk
                                        President and Chief Executive Officer

Dated: February 19, 2009